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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Anvil Holdings, Inc. (the "Company") on Form 10-Q for the quarterly period ended November 2, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Bernard Geller, Chief Executive Officer and Chief Financial Officer of the Company, certify that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ BERNARD GELLER
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Chief Executive Officer and
  Chief Financial Officer
December 12, 2002